



China Yida



Focused on Our Strengths...

中国易达
CHINA YIDA

November 2010

Safe Harbor Statement

The information contained in this slide presentation is summary information that is intended to be considered in the context of SEC filings and other public announcements made by China Yida Holding, Co. (the "Company"), by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this slide presentation, although it may do so from time to time as management believes is warranted. Any such updating may be made through the filing of reports or documents with the SEC, through press releases or through other public disclosure.

This slide presentation contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the tourism, entertainment, media and other related businesses generally, the timing of the new projects and operations, increased costs and other risks associated with developing projects and operations, business levels at the Company's parks, channels and other operations and our ability to consummate the financing for new developments. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Equity Snapshot

NASDAQ	CNYD
Closing Price (November 11, 2010)	$ 12.19
Market Capitalization	$ 238.3 million
Total Shares Outstanding	19.55 million
Revenues (ttm)	$ 56.72 million
Net Income attributable to China Yida (ttm)	$ 26.34 million
EPS (Diluted-ttm)	$ 1.30
Trailing P/E	9.4x
Fiscal Year End	December 31

ttm: trailing twelve months

Investment Highlights

1. Unique and powerful business model leveraging premium media and tourism assets
2. Positioned to benefit from rapidly growing consumer spending on leisure activities in China
3. Replicating proven tourist attraction management model with high returns and multi-year visibility
4. Media synergies results in effective, low cost marketing platform for tourism assets
5. Experienced management team in both media & tourism industry
6. Exceptional financial performance with robust revenue and net income growth
7. Attractive valuation relative to peers and financial performance

Company Overview

A leading diversified entertainment enterprise focused on China's fast-growing media and tourism industries in China

Media

- **FETV** (Comprehensive provincial TV Channel)
- **"Journey Through China on the Train"** (Railroad-on-board infomercial program)

Tourism and Entertainment

- **Great Golden Lake** (Global Geopark, World Natural Heritage site)
- **Hua'an Tulou** (World Cultural Heritage site)
- **Yunding** (Large-scale recreational park)
- **Bengbu – Ming Dynasty Entertainment World** (Large-scale recreational park)
- **Zhangshu - China Yang-sheng Paradise** (Large-scale recreational park)
- **Xinyu – City of Caves** (Large-scale Recreational Park)

- Founded in 1999
- Nasdaq listing in December 2009
- Total 385 employees -- Creation Division
Management Division
Marketing Division
- Headquartered in Fuzhou, China

China's Booming Tourism Market

- **Visits to tourist attractions are predicted to increase at CAGR of 8% between 2008 and 2013, with annual average growth in value of 13% .**

  (Source: Euromonitor International 2009)

- **Growth Drivers**
  a. Rising disposable income
  b. Large and growing middle class - between 100 million and 250 million strong
  c. More leisure time and higher willingness to take holidays
  d. Rapid increase in car ownership
  e. Improving transport infrastructure

Travel Seasonality - 2008


14
12
10
8
6
4
2
0
Jan
Feb
March
April
May
Jun
Jul
Aug
Sept
Oct
Nov
Dec

Forecasted Departures by Railway: 2008-2013


(,000)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1,271
1,375
1,556
1,824
2010
2011
2012
2013

Source: Euromonitor International (2009)

China's Booming Tourism Market

中国易达 CHINA YIDA

Spending on visits to historic buildings and national parks are expected to grow dramatically over the next four years.

RMB million

	2008	2009	2010	2011	2012	2013
Art galleries	701.2	746.0	883.1	1,019.0	1,226.7	1,525.8
Casinos	-	-	-	-	-	-
Circuses	-	-	-	-	-	-
Historic buildings/sites	13,475.6	14,137.8	16,529.0	17,837.0	19,783.7	22,734.1
Museums	2,824.1	3,179.0	3,959.9	4,219.9	4,623.6	5,250.9
National parks/areas of natural beauty	26,505.4	30,394.8	38,502.3	41,842.0	46,726.7	54,050.6
Theatres	2,701.7	3,080.0	3,880.8	4,191.3	4,652.4	5,350.3
Theme/amusement	14,440.0	14,986.4	17,351.8	18,528.9	20,341.7	23,145.6
Zoos/aquariums	1,617.0	1,808.1	2,238.9	2,436.4	2,724.5	3,155.6
Other tourist attractions	1,311.1	1,399.9	1,662.8	1,775.4	1,949.0	2,217.5
Total	63,576.1	69,731.9	85,008.6	91,850.0	102,028.3	117,430.4

CAGR (2008-2013) =11.0%

CAGR (2008-2013) =15.3%

Source: Euromonitor International (2009)

China Media Industry Overview

中国易达 CHINA YIDA

China Yida's targeted media sectors, TV & On-board TV, are growing strongly.

China's Media Market Overview									
Media (Million of USD)	2001	2002	2003	2004	2005	2006	2007	2008 (E)	2009 (E)
TV	3,375	4,694	6,800	8,987	11,247	14,173	16,765	19,977	23,173
Radio					301	501	664	1,000	1,334
Newspaper	1,104	1,521	2,020	2,621	2,764	2,979	3,230	3,451	3,622
Magazine	66	100	178	229	282	357	431	518	622
Outdoor	1,078	1,290	1,468	1,514	1,992	2,461	2,739	3,086	3,898
Internet	60	79	169	303	527	783	1,395	2,305	3,236
Other Digital Media						333	735	1,338	1,961
Total	5,683	7,684	10,635	13,654	17,113	21,587	25,959	31,675	37,846

Y-to-Y Change	2001	2002	2003	2004	2005	2006	2007	2008 (E)	2009 (E)
TV	28.6%	39.1%	44.9%	32.2%	25.1%	26.0%	16.4%	19.2%	16.0%
Radio						66.3%	30.4%	50.6%	33.4%
Newspaper	15.2%	37.8%	32.8%	29.8%	5.5%	7.8%	6.7%	6.8%	5.0%
Magazine	31.2%	51.3%	77.7%	28.6%	22.9%	26.7%	18.8%	20.0%	20.0%
Outdoor		19.7%	13.8%	3.1%	31.6%	23.5%	9.5%	12.7%	26.3%
Internet	41.5%	32.6%	114.8%	78.6%	73.9%	48.6%	75.4%	65.3%	40.4%
Other Digital Media							117.5%	82.0%	46.5%
Total	43.2%	35.2%	38.4%	28.4%	25.3%	26.1%	18.3%	22.0%	19.5%

% as Media Industry	2001	2002	2003	2004	2005	2006	2007	2008 (E)	2009 (E)
TV	59.4%	61.1%	63.9%	65.8%	65.7%	65.7%	64.6%	63.1%	61.3%
Radio					1.8%	2.3%	2.6%	3.2%	3.5%
Newspaper	19.4%	19.8%	19.0%	19.2%	16.2%	13.8%	12.4%	10.9%	9.6%
Magazine	1.2%	1.3%	1.7%	1.7%	1.6%	1.7%	1.7%	1.6%	1.6%
Outdoor	19.0%	16.8%	13.8%	11.1%	11.6%	11.4%	10.5%	9.7%	10.3%
Internet	1.0%	1.0%	1.6%	2.2%	3.1%	3.6%	5.4%	7.3%	8.5%
Other Digital Media						1.5%	2.8%	4.2%	5.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Other Digital Media includes: Mobile Phone, In-door LCD display, On-board LCD display and Digital Magazine

Source: NMR, iAdTracker, CODC and GroupM

Tourist Attractions (1) - Great Golden Lake

Great Golden Lake – Global Geopark, World Natural Heritage Site

- Includes five primary scenic spots: Golden Lake, Shangqing River, Zhuangyuan Rock, Luohan Mountain and Taining Old Town
- National AAAA tourism destination

- Awarded exclusive management rights from government from 2001 to 2032
- Total initial investment -- $30 million
- Revenue generated from entrance fee
- Population within 4 hours driving range: 160 million



Number of Visitors
(in thousand)
22
155
320
640
2006
2007
2008
2009







Tourist Attractions (2) – Hua'an Tulou

中国易达 CHINA YIDA

Hua'an Tulou Cluster – World Cultural Heritage Site

- Ancient architectural attractions built hundred of years ago
- Tulou source
- Includes Fujian Tulou Museum



- Management right effective from 2008 to 2048
- Total initial investment -- $7.5 million
- Revenue generated from entrance fee, restaurant and other services
  - ✓ *No. of visitors in 2009: 95,000*
  - ✓ *1.5 hours drive from Xiamen, a famous coastal tourism city in China*
  - ✓ *AAAAA to be applied for soon*
  - ✓ *Granted priority right to develop other nearby destinations*
  - ✓ *Land use rights secured*



Tourist Attractions (3) – Yunding

Yunding

- **Large natural tourism & recreational park**
- **Opening: September 28, 2010**
- **Management right effective from 2008 to 2048**
- **Total investment consideration -- $40 million**
- **Revenue to be generated from entrance fee, hotel, cable car and other recreational projects**

✓ *0.5 hour driving away from Fuzhou, capital of Fujian Province*
✓ *National Well-known Scenery Spot to be applied for soon*
✓ *Granted priority right to develop other nearby destinations*
✓ *Land use rights secured*





Tourist Attractions (4) – Bengbu

中国易达 CHINA YIDA

Ming Dynasty Entertainment World - under construction

- Large historical tourism & recreational park based on the theme of Ming Dynasty
- Premium location: 200 million population within the 3-hour economic circle
- No expiration on management right - 60% ownership on the new project company
- Revenue to be generated from entrance fees, hotel, conference center, entertainment services, commercial real estate and tourism real estate


Beijing
Linhe
Baotou
Zhunger
Shizhuishan
Tianjin
Tangshan
Qinhuangdao
Huludao
Dandong
Dalian
Bazhou
Shijiazhuang
Taiyuan
Yantai
Weihai
Pingliang
Dezhou
Yuci
Changzhi
Handan
Jinan
Zibo
Dongyang
Qingzhou
Qingdao
Houma
Taishan
Yan'an
Xinxiang
Heze
Yanzhou
Rizhao
Zhongjiacun
Tianshui
Yueshan
Zhengzhou
Xuzhou
Lianyungang
Xinyi
Baoji
Xi'an
Huashan
Luoyang
Shangqiu
Ankang
Baofeng
Fuyang
Laihe
Bengbu
Haian
Nantong
Nanjing
Dazhou
Xiangfang
Xinyang
Hefei
Changzhou
Pudong
Shanghai
Shiyan
Macheng
Hangzhou

Blue Circle: Approximately 0.5 hours away from Bengbu by high speed train, major city such as Nanjing, Hefei
Green Circle: Approximately 1.5 hours away from Bengbu by high speed train, major city such as Shanghai
Red Circle: Approximately 3 hours away from Bengbu by high speed train, major city such as Beijing

Tourist Attractions (5) – Zhangshu

China Yang-Sheng (Nourishing Life) Paradise - under construction

- Large tourism & recreational park based on the theme of Yang-Sheng (Nourishing Life)
- One of few natural Salt Water Hot Spring destinations in China
- Premium location: 1 hour by car to Jiangxi's provincial capital city Nanchang and on the major tourism route in the province
- No expiration on management right - 100% ownership on the new project company
- Revenue to be generated from entrance fees, hotel, hot spring, entertainment services and tourism real estate


Nanchang
南昌市
Approximately 1 hour by car
Zhangshu
Fuzhou
抚州市
Xinyu
新余市

Tourist Attractions (6) – Xinyu

中国易达 CHINA YIDA

City of Caves- under construction

- One of the largest and most characteristic karst land underground caverns in China
- Approximately 18 miles from Xinyu downtown, the most industrialized city in Jiangxi Province
- Three-hour driving circle covers a population of approximately 50 million
- Management rights effective from 2010 to 2050
- First phase to be opened in 2012
- Revenue to be generated from entrance fees and entertainment services


Poyang Lake
Yongxiu
Poyang
Leping
Dexing
Nanchang
南昌市
Fengxin
Yugan
Yushan
Gao'an
Nanchang
Shangrao
Yifeng
Yiyang
Guangfeng
Jinxian
Dongxiang
Shanggao
Fengcheng
Yingtan
Yanshan
Yujiang
Fuzhou
Xinyu
Jinxi
Wuyishan
Nancheng
Yongfeng
Shaowu
Jianyang
Lichuan
Nanfeng
Jishui
Ji'an
Jian'ou
China Yang-sheng Paradise
Great Golden Lake
City of Caves

Tourist Attractions Summary

Name of Destination	Management Rights	Inception of Management Rights	Up-front Payment to Government	Location (Province)
Great Golden Lake	31 Years	2001	40M RMB	Fujian
Tulou	40 Years	2008	0	Fujian
Yunding	40 Years	2008	0	Fujian
Bengbu	∞	2010	0	Anhui
Zhangshu	∞	2010	0	Jiangxi
Xinyu	40 Years	2010	0	Jiangxi

Major Breakthrough

- Expansion to outside of Company's home province
- Creation of non-time-limited management right
- Further diversified revenue sources

FETV

- **Brand**
  - Strong competence in tourism advertising
  - Provincial ranking: #4
- **Product**
  - Covering Fujian Province with a population over 35 million
  - Broadcast 24 hours a day
  - Prime time period (19:00-21:00): 15%
  - Non-prime time period: 20%
- **Distribution**
  - 15 long term ad agency distributors
  - Share client network with Yida's tourism business
- **Production**
  - Purchase programs directly from producers to control cost
  - Produce attractive programs related to tourism

FETV

Before: 2003		% Δ	After: 2009	
Provincial ranking:	#11		Provincial ranking:	#4
Daily average audience rating:	0.12	383%	Daily average audience rating:	0.58
Provincial market penetration:	2%	600%	Provincial market penetration:	14%
Provincial coverage rate:	27%	240%	Provincial coverage rate:	92%
Advertising revenue:	$0.3mn	100 Fold	2009 advertising revenue:	$30.0 mn

- **Advertising management agreement with FETV Station**
  - August 1, 2010 – July 31, 2015
  - Payment: RMB 12mn for the first year; will increase by 20% per year for each of the subsequent four years

FETV

Distinguished Programs **WIN** **High Profile Adverting Clients**


健康女人
7+1
海西文化讲坛
海西
特棒
Do You Know
你知道吗
成长
ChengZhang

中国移动通信 CHINA MOBILE
移 动 通 信 专 家

王老吉

SOUEAST 東南汽車

Coca-Cola

MARTELL COGNAC 马 爹 利

P&G

Nestlé

Mobil 1

蒙牛

Johnson & Johnson

Clean & Clear 可伶可俐

i'm lovin' it

NIPPON PAINT

On-Board Media Program

中国易达 CHINA YIDA

"Journey Through China on the Train" is a 5-20 minute tourist infomercial program that leverages Yida's media capabilities to drive traffic to its tourism destinations while at the same time generating revenues from local advertising clients.


"Journey Through China on the Train"
Program Screen Shot

One:
Introduction of Tourist Destination
Infomercial Income

Two:
Sponsor Tag-in
Advertising Income

Three:
Sponsor News
Advertising Income


我们就来到了日则招待所

One:
Introduction of Tourist Destination
Infomercial Income

Two:
Motel
Advertising Income

Three:
Shopping Center
Advertising Income

Four:
Hotel
Advertising Income

- Agreement effective from 2009 to 2016
- Broadcasted on (1) Train lines into Tibet;
  (2) High-speed trains;
  (3) Closed cable TV channels within national railway system
- Payment to China's Railway Media Center: RMB 300,000 per annum for first three years;
  RMB 350,000 per annum for second three years
- This infomercial program is now reaching approximately 200 million people each year.

Strong Synergies Between Tourism and Media Assets

Tourism resources make Yida's media platforms stand-out from competitors.

- Tourism resources provide rich content and attractive background for TV programs, and support ratings.
- FETV has become a leading media in marketing to travel related businesses.
- FETV successfully promoted Great Golden Lake, demonstrating its strong ability in tourism advertising.
- Yida's tourism distributors, i.e. travel agencies, and its business partners, i.e. alliance tour destinations and hotels are all potential advertising clients.


Media
Tourism

Yida's media platforms raise the profile of its tourism destinations

- Yida produces programs to market its tourism destinations to TV audiences.
- Yida has a strong media team, whose expertise ensures high profile and effective public communication on tourism topics.
- Yida will exchange advertising time slots with other media companies to advertise its tourism destinations in other markets.



Experienced Management Team



Minhua Chen – Chairman of Board of Directors, President and Chief Executive Officer

- 30 years of experience in television media and tourism space in China
- News journalist from 1978 -1992
- Part-time university professor at School of Tourism
- Vice-chairman of Fujian Provincial Tourism Institute
- Vice-president of Fujian Advertisement Association
- Publisher of "General Theory of Tourism and Chinese Traditional Culture", a widely used textbook



Yanling Fan – Secretary and Director

- Journalist and radio anchorwoman for the Voice of Strait from 1992 - 1994
- General manager of New Handsome Advertisement Co., Ltd. from 1995 - 2004,
- General Manager of Hong Kong Yitat International Investment Co., Ltd , Chairman of Fujian Golden Lake Economy and Trading (Tourism) Development Co., Ltd., and General Manager of Fujian Education and Broadcasting Media Co., Ltd. since 2000
- "Fujian Splendid Women" and "Advanced worker of advertisement industry Fuzhou 2005"



Yi Wung – Chief Financial Officer

- More than 10 years of experiences in the U.S. financial industry
- Management Director at Etech Securities, Inc. from 2006 – 2008
- Director at Prosperity Financial Group from 2004 – 2005
- Senior Vice President at Global America Investment, Inc. from 2002 - 2003



Wei Zhang – Corporate Secretary and Vice President, Investor Relations

- Senior Vice President of Etech Securities Inc. before joining Yida
- Assistant CEO of Fujian Jingxie Real Estate Development Co.
- B.A. in Economic from University of California



Experienced Management Team



Yongxi Lin – Financial Controller
- Financial controller with Yida since 2003
- Former Chief Financial Director with Fujian Furi Group
- Professional member of CICPA
- BA in Accounting in 1994



Jinghua Huo – Vice President, Media
- More than 10 years of experiences in China's media industry
- Director of Customer Development division of People's Daily Daye Media Group from 1998 - 2000
- Director of Marketing division of Fujian News Channel from 2001- 2004



Liping Yan – Vice President, Tourism
- More than 10 years of experiences in China's tourism industry
- Chief of Tourism Bureau of Wuyishan City from 1996 - 2001
- Managing Director of Fujian Wuyishan Tourism Group from 2002 - 2005



Xiaoxing Chen – Vice President, Business and Partnership Development
- Be responsible for formulating and executing business development programs and exploring strategic partnership opportunities
- Former senior marketing manager of Tsingtao Beer Co., Ltd.
- National professional manager (Class 2) and EMBA in 2007



Lion Wung – Vice President, Finance
- Former vice president of Bank of China's local branch in charge of credit business
- BA in law

Financial Highlights

- Annual revenue growth greater than 70% over the past four years to $51.2M in 2009
- Exceptional margin structure:
  - EBITDA margin of 71% for the first nine months of 2010
  - Operating margin of 64.5% for the first nine months of 2010
  - Net margin of 47.2% for the first nine months of 2010
- Annual net-profit growth greater than 63% over the past four years to $25.5M in 2009
- Rapid ROI on new projects and long-term visibility
- Solid financial condition with $31.4 million in cash and only $2.5 million in debt as of September 30, 2010

Strong Financial Performance

CHINA YIDA

Revenue – US$

(In thousand)


CAGR: 71.2%
10,212
14,578
30,599
51,229
56,000
2006
2007
2008
2009
2010E

Gross Profit – US$

(In thousand)


CAGR: 72.4%
7,927
12,506
22,916
40,649
2006
2007
2008
2009

Gross Margin

2006	2007	2008	2009
77.6%	85.8%	74.9%	79.3%

Strong Financial Performance

CHINA YIDA

EBITDA – US$

(In thousand)



CAGR: 81.6%
6,240
11,821
23,654
37,362
2006
2007
2008
2009

EBITDA Margin

2006	2007	2008	2009
61.1%	81.1%	77.3%	72.9%

Net Profit – US$

(In thousand)



CAGR: 63.7%
5,847
10,987
18,291
25,493
26,000
2006
2007
2008
2009
2010E

Net Margin

2006	2007	2008	2009
56.9%	75.3%	59.8%	46.4%

Income Statement Highlight

CHINA YIDA

Consolidated Income Statement ($ in thousand)	Nine Months Ended September 30,	Year Ended December 31,		
	2010	2009	2008	2007
Advertisement	$ 27,821	$ 31,519	$ 23,319	$ 12,246
Tourism	14,383	19,710	7,280	2,330
Total net revenue	42,204	51,229	30,599	14,577
Gross profit	33,391	40,649	22,916	12,506
Gross margin	*79.1%*	*79.3%*	*74.9%*	*85.8%*
Income from operations	27,231	34,395	18,996	8,910
Operating Margin	*64.5%*	*67.1%*	*62.1%*	*61.1%*
EBITDA	29,943	37,362	23,654	11,821
EBITDA Margin	*71%*	*73%*	*77%*	*81%*
Net income attributable to China Yida Holding	19,922	25,493	18,291	10,978
Net Margin	*47.2%*	*49.8%*	*59.8%*	*75.3%*
Basic net earnings per share	$ 1.03	$ 1.50	$ 1.27	$ 1.16
Basic weighted average shares outstanding	19,343,858	17,023,344	14,395,383	9,445,859
Diluted net earnings per share	$ 0.99	$ 1.47	$ 1.27	$ 1.16
Diluted weighted average shares outstanding	20,117,670	17,314,084	14,395,383	9,445,859

Solid Balance Sheet

CHINA YIDA 中国易达

As of September 30, 2010	
Assets (USD)	
Cash and Equivalents	31,398,497
PP&E	89,272,142
Accounts Receivable	2,038
Construction in progress	5,860,801
Total Assets	148,271,740

Low AR, Low Working Capital Requirement

Debt/Equity Ratio:	0.02
Current Ratio:	4.27
Book Value / Share:	6.78

Low Debt, room to increase leverage

Liabilities and Equity (USD)	
Current Liabilities	9,006,343
Long Term Debt	2,538,033
Stockholders' Equity	132,555,250
Total Liabilities & Equity	148,271,740

Investment Highlights

1. Unique and powerful business model leveraging premium media and tourism assets
2. Positioned to benefit from rapidly growing consumer spending on leisure activities in China
3. Replicating proven tourist attraction management model with high returns and multi-year visibility
4. Media synergies results in effective, low cost marketing platform for tourism assets
5. Experienced management team in both media & tourism industry
6. Exceptional financial performance with robust revenue and net income growth
7. Attractive valuation relative to peers and financial performance

Contact

China Yida Holding Company

George Wung, CFO
+1(626) 379-2019
E-mail: g.wung@yidacn.net

Wei Zhang, IR Manager
+1(626) 241-5036
E-mail: w.zhang@yidacn.net

Website: http://www.yidacn.net

CCG Investor Relations, Inc.

1325 Avenue of the Americas
Suite 2800
New York, NY 10019
NY Office: +1(646) 213-1915

Crocker Coulson, President
E-mail: crocker.coulson@ccgir.com

Ed Job, CFA
E-mail: ed.job@ccgir.com





China Yida



Focused on Our Strengths...

中国易达
CHINA YIDA

November 2010